UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 27, 2014
Date of Report (Date of earliest event reported)

Pladeo Corp.

(Exact name of registrant as specified in its charter)

Nevada	333-182714	98-1039235
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

21 Aldred Road W
Merrick, NY 11566		11566
(Address of principal executive offices)		(Zip Code)

(516) 729-9495
Registrant’s telephone number, including area code

 Circuito Porta Vicenza 3108

 Leon, 37134 Mexico

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

__________

FORWARD LOOKING STATEMENTS

This Current Report on Form 8-K may contain “forward looking” statements or statements which arguably imply or suggest certain things about our future. Statements, which express that we “believe”, “anticipate”, “expect”, or “plan to”, and any other similar statements which are not historical fact, are forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on assumptions that we believe are reasonable, but a number of factors could cause our actual results to differ materially from those expressed or implied by these statements. You are cautioned not to place undue reliance on these forward looking statements, which speak only as of their dates. We do not undertake any obligation to update or revise any forward looking statements.

SECTION 1 – REGISTRANT'S BUSINESS AND OPERATIONS.

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Agreement and Plan of Reorganization

On February 27, 2014, Pladeo Corp.., a Nevada corporation (the "Company" or the “Registrant”) entered into a Securities Exchange Agreement ("Exchange Agreement") by and among the Company and the Capital Growth Corporation a Colorado corporation ("CGC") and the shareholders of CGC (the “CGC Shareholders”), pursuant to which the Company acquired 100% of the issued and outstanding shares of CGC from the CGC Shareholders. In accordance with the terms and provisions of the Exchange Agreement: (i) the Company acquired from the CGC 100% of the issued and outstanding shares of CGC and 100% of the issued and outstanding Common Stock Purchase Warrants of CGC; (ii) in exchange thereof, the Company issued or will issue to the CGC Shareholders an aggregate 5,000,000 shares of its common stock (including 4,502,000 shares to Joel Schneider the Company sole officer and director) and an aggregate 1,497,000 Common Stock Purchase Warrants, exercisable for 5 years commencing 6 month the date of issuance (Mr. Schneider received no Warrants).

The Exchange Agreement has been included to provide information regarding its terms. It is not intended to modify or supplement any factual disclosures about the Company or CGC in any public reports filed by the Company with the U.S. Securities and Exchange Commission. In particular, the assertions embodied in the representations, warranties, and covenants contained in the Exchange Agreement were made only for purposes of the Exchange Agreement and as of specified dates, were solely for the benefit of the parties to the Exchange Agreement, and are subject to limitations agreed upon by the parties to the Exchange Agreement. Moreover, certain representations and warranties in the Exchange Agreement have been made for the purposes of allocating risk between the parties to the Exchange Agreement instead of establishing matters of fact. Accordingly, the representations and warranties in the Exchange Agreement may not constitute the actual state of facts about the Company, or Vapor Group. The representations and warranties set forth in the Merger Agreement may also be subject to a contractual standard of materiality different from the actual state of facts or the actual condition of the Company or CGC, or any of their respective affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company's public disclosures.

The foregoing is a summary of the material terms of the Exchange Agreement. Investors are encouraged to carefully review the full text of the Exchange Agreement, a copy of which is filed as Exhibit 1.01 to this Current Report on Form 8-K and is incorporated herein by reference.

Business Operations

Capital Growth Corporation., is a Colorado corporation, formed for the purpose of engaging in the business of providing short-term financing and long-term financing to assist the growers and retail establishments engaged in the manufacture and distribution of recreational Marijuana within the State of Colorado. The Company intends to enter other markets and as recreational Marijuana becomes legalized in other jurisdictions throughout the United States. On January 1, 2014, the State of Colorado became the first state to legalize the use of recreational. Colorado residents with a photo identification showing they are at least 21 may buy as much as one ounce of pot in a single transaction, while those from out of state can get a quarter ounce. Customers can’t consume the product in any public space, including at the shops. In addition to providing debt financing to growers and dispensers the Company intends to provide debt/equity financing other unique businesses within recreational Marijuana space, and believes financing private legal Marijuana clubs and cafes to meet the needs of smokers is an example of a business opportunity, in which the Company may take an equity stake.

On February 26, 2014 Capital Growth Corporation entered into a Letter of Intent to acquire several operating entertainment companies/entities primarily serving the recreational Marijuana industry. The Letter of Intent in non-binding and there is no guarantee or assurances being made that these acquisition(s) will ultimately be consummated.

SECTION 3. SECURITIES AND TRADING MATTERS

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

Per the terms and conditions of the Exchange Agreement, the Company issued or will issue an aggregate of 5,000,000 shares of its restricted common stock (including 4,502,000 shares to Joel Schneider the Company sole officer and director) and an aggregate 1,497,000 Common Stock Purchase Warrants, exercisable for 5 years commencing 6 month the date of issuance (Mr. Schneider received no Warrants)

The shares are being issued to CGC shareholders who are United States residents in reliance on Section 4(2) and Regulation D of the United States Securities Act of 1933, as amended (the “Securities Act”). The shares of common stock will not been registered under the Securities Act or under any state securities laws and may not be offered or sold without registration with the United States Securities and Exchange Commission or an applicable exemption from the registration requirements. The CGC Shareholders acknowledged that the securities to be issued have not been registered under the Securities Act, that they understood the economic risk of an investment in the securities, and that they had the opportunity to ask questions of and receive answers from the Company’s management concerning any and all matters related to acquisition of the securities.

Therefore, as a result of the Exchange Agreement, there will be 15,360,000 shares of common stock issued and outstanding of the Company.

Beneficial Ownership Chart as a Result of the Agreement

The following table sets forth certain information, as of the date of this Current Report, with respect to the beneficial ownership of the outstanding common stock by: (i) any holder of more than five (5%) percent; (ii) each of the Corporation’s executive officers and directors; and (iii) the Corporation’s directors and executive officers as a group. Except as otherwise indicated, each of the stockholders listed below has sole voting and investment power over the shares beneficially owned. Unless otherwise indicated, each of the stockholders named in the table below has sole voting and investment power with respect to such shares of common stock. Beneficial ownership consists of a direct interest in the shares of common stock, except as otherwise indicated. As of the date of this Current Report, there are 15,360,000 shares of common stock issued and outstanding.

Unless otherwise indicated, each of the stockholders named in the table below has sole voting and investment power with respect to such shares of common stock.

Name of Beneficial Owner	Number of Shares Beneficially Owned	Percentage Beneficially Owned (1)

Joel Schneider 21 Alfred Road W Merrick, NY 11566 All officers and as group (1) person	12,502,000 12,502,000	81.4% 81.4%

(1)	Based on 15,360,000 shares of common stock issued and outstanding upon closing of the Exchange Agreement.

SECTION 5. CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.01 CHANGES IN CONTROL OF REGISTRANT

On February 26, 2014, Joel Schneider an individual (the “Buyer”), entered into a share purchase agreement with (the “Share Purchase Agreement”) with Lisbeth Guerrero (the “Seller”). In accordance with the provisions of the Share Purchase Agreement, the Buyer purchased 8,000,000 shares of the Company’s common stock representing 77.2% of the issued and outstanding shares of the Company’s common stock on that date.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

Per the terms and conditions of the acquisition agreement between Mr. Schneider and Ms. Guerrero: (i) Lisbeth Guerrero resign as the sole member of the Board of Directors and as the President, Secretary and Treasurer/Chief Executive Officer and Chief Financial Officer of the Company; (ii) Joel Schneider consented to act as a member of the Board of Directors and as the President/Chief Executive Officer, Secretary and Treasurer and Chief Financial Officer of the Company;

The biography of the new director and officer elected and appointed respectively are set forth below as follows:

Mr. Schneider was admitted to the New York State Bar in 1984. He attended college at the State University of New York at Buffalo where he received a Bachelor of Arts degree, in Political Science in 1981. He received the degree of Juris Doctor from California Western School of Law, in San Diego, California in 1984. Mr. Schneider has been in the private practice of law from 1984-1989 and 1995 to the present. From 1990-1995 Mr. Schneider was the Chairman of the Board and Chief Executive Officer of E.S.C. Industries, Inc. and Economy Fasteners. Both companies were engaged in distribution of fastening and anchoring devices. In 1990-1991 Mr. Schneider was Chairman of the Board of Protective Apparel Corporation of America, a manufacturer of bullet resistant vests. During his years of practicing law, Mr. Schneider has represented many public companies as corporate and securities counsel.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial Statements of Business Acquired

Financial Statements of Capital Growth Corp, will be filed by amendment to this Current Report on Form 8-K.

(b)	Pro Forma Financial Information, to be filed by amendment to this Current Report on Form 8-K.

(c)	Not Applicable

(d) Exhibits:

No.	Date	Document
1.01	February 27, 2014	Share Exchange Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AvWorks Aviation Corp.

Dated: March 5, 2014	By:	/s/ Joel Schneider
Joel Schneider Chief Executive Officer